Supplement to the
Fidelity Convertible
Securities Fund
January 29, 2000
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 21.

Peter Saperstone is manager of Fidelity Convertible Securities Fund, which he has managed since November 2000. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Saperstone has worked as a research analyst and portfolio manager.

CVS-00-02 November 1, 2000
1.483705.105